ASSETS HELD FOR SALE AND DISCONTINUED OPERATIONS	6 Months Ended
Jun. 30, 2025
Assets Held For Sale And Discontinued Operations [Abstract]
ASSETS HELD FOR SALE AND DISCONTINUED OPERATIONS
NOTE 9: - ASSETS HELD FOR SALE AND DISCONTINUED OPERATIONS

a.
On April 17, 2025, the Company's board of directors approved the execution of an Asset Purchase Agreement between the Company, Lavie Bio Ltd., Taxon Biosciences Inc., and Dead Sea Works Ltd. (“purchase agreement”). As part of the purchase agreement, it was also decided to sell the MicroBoost AI for Agriculture operations. On July 8, 2025, after period-end, the Company announced the closing of the transaction, for a cash consideration of approximately $18,714.

b.
Key assets to be transferred to ICL include Lavie Bio Ltd.’s technology platform, development programs, patents, data assets, know-how, fixed assets and Evogene’s MicroBoost AI for agriculture operations. Lavie Bio Ltd.'s existing agreements with its current partners will not be transferred to ICL and may generate future revenue for Lavie Bio Ltd. In addition, ICL shall be entitled to receive 20% of amounts to be received by Lavie Bio Ltd. under certain conditions, as stipulated in the purchase agreement. Please refer to Note 10 for further information.

c.
According to the terms of the SAFE, agreed between Lavie Bio Ltd. and ICL affiliated company, the transaction with ICL constituted a Liquidity Event (as such term is defined therein). On April 17, 2025 and concurrently with their execution of the purchase agreement, the parties amended the terms of the SAFE such that the Liquidity Event will not result in the conversion of the SAFE into shares of Lavie Bio Ltd., but rather Lavie Bio Ltd. will pay ICL a portion of the proceeds equal to the amount it invested under the SAFE - $10,000. The amendment did not result in a material change in the fair value of the SAFE.

Prior to the classification of certain assets of Lavie Bio Ltd’s as assets held for sale, the recoverable amount of certain assets was estimated and no impairment loss was identified. As of June 30, 2025, no other impairment losses were recorded in respect of the assets held for sale.

As of June 30, 2025, the following assets were classified as held for sale:

June 30, 2025

Assets classified as held for sale:

Cash and cash equivalents	70
Inventories	325
Property, plant and equipment, net	110
Intangible assets	11,713

Assets held for sale	12,218

Liabilities classified as held for sale:

Liabilities attributed to assets held for sale	-

Net assets held for sale	12,218

The following data represents the operating results attributed to the discontinued operation:

	June 30,
	2025	2024

Revenues	143	2,810
Cost of sales	123	201

Gross profit	20	2,609
Research and development, Selling, general and administrative expenses	2,244	3,369

Operating loss	(2,224)	(760)
Finance expenses, net	(14)	(18)

Loss before taxes on income	(2,238)	(778)
Taxes on income	-	-

Loss after taxes on income	(2,238)	(778)

Loss from discontinued operations, net	(2,238)	(778)

Attributable to:
Equity holders of the Company	(1,650)	(645)
Non-controlling interests	(588)	(133)

	(2,238)	(778)